*Exhibit 99.1
Non-GAAP Financial Measures Included in the Financial Tables
These revenue schedules include adjusted revenues and revenue growth rates on a currency-neutral, adjusted and organic basis. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States. BD management believes that the use of non-GAAP measures to adjust for items that are considered by management to be outside of BD’s underlying operational results or that affect period-to-period comparability helps investors to gain a better understanding of our performance year-over-year, to analyze underlying trends in our businesses, to analyze our operating results and to understand future prospects. Management uses these non-GAAP financial measures to measure and forecast the Company’s performance, especially when comparing such results to prior periods or forecasts. We believe presenting such measures provides investors with greater transparency to the information used by BD management for its operational decision-making and for comparison to other companies within the medical technology industry. Although BD’s management believes non-GAAP results are useful in evaluating the performance of its business, its reliance on these measures is limited since items excluded from such measures may have a material impact on BD’s net income, earnings per share or cash flows calculated in accordance with GAAP. Therefore, management typically uses non-GAAP results in conjunction with GAAP results to address these limitations. BD strongly encourages investors to review its consolidated financial statements and publicly filed reports in their entirety and cautions investors that the non-GAAP measures used by BD may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Non-GAAP measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures.

We present revenue growth rates as compared to the corresponding prior periods on a currency-neutral basis after eliminating the effect of foreign currency translation, where applicable. We calculate foreign currency-neutral percentages by converting the current-period local currency financial results using the corresponding prior period foreign currency exchange rates and comparing these adjusted amounts to our current-period results. As exchange rates are an important factor in understanding period-to-period comparisons, we believe the presentation of revenues on a foreign currency-neutral basis in addition to reported results helps improve investors’ ability to understand our operating results and evaluate our performance in comparison to prior periods.

We present adjusted revenues for the full fiscal year 2024 and the third quarter of fiscal year 2024, excluding the recognition of accruals relating to the Italian government medical device pay back legislation, as well as another legal matter, all of which substantially relate to years prior to fiscal year 2024, because we believe these items affect the comparability of the periods presented.

New BD refers to BD post the separation of the Biosciences and Diagnostic Solutions business from BD.

Reconciliations of these and other non-GAAP measures to the comparable GAAP measures are included in the attached financial tables. Within the attached financial tables presented, certain columns and rows may not add due to the use of rounded numbers. Percentages and earnings per share amounts presented are calculated from the underlying amounts.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUE BY BUSINESS SEGMENTS AND UNITS
Twelve Months Ended September 30,
(Unaudited, $ in millions)

	United States			International					Total
							% Change					% Change
	2025	2024	% Change	2025	2024	FX Impact	Reported	FXN	2025	2024	FX Impact	Reported	FXN
Medical Essentials (1)
Medication Delivery Solutions	$2,789	$2,661	4.8	$1,787	$1,768	$(7)	1.0	1.4	$4,575	$4,429	$(7)	3.3	3.5
Specimen Management	981	952	3.0	890	882	(2)	0.9	1.1	1,871	1,833	(2)	2.0	2.1
Total	$3,770	$3,612	4.4	$2,676	$2,650	$(9)	1.0	1.3	$6,446	$6,262	$(9)	2.9	3.1

Connected Care (1)
Medication Management Solutions	$2,810	$2,627	7.0	$664	$670	$5	(1.0)	(1.7)	$3,474	$3,297	$5	5.4	5.2
Advanced Patient Monitoring	658	47	NM	424	27	2	NM	NM	1,082	74	2	NM	NM
Total	$3,469	$2,674	29.7	$1,088	$697	$7	56.0	55.0	$4,556	$3,371	$7	35.2	34.9

BioPharma Systems (1)(2)	$659	$629	4.7	$1,666	$1,644	$15	1.3	0.4	$2,324	$2,273	$15	2.2	1.6

Interventional (1)
Peripheral Intervention	$1,067	$1,029	3.8	$929	$904	$2	2.7	2.5	$1,996	$1,933	$2	3.3	3.2
Urology and Critical Care	1,303	1,236	5.5	345	319	3	8.4	7.6	1,649	1,554	3	6.1	5.9
Surgery	1,175	1,130	4.0	397	363	2	9.5	8.9	1,572	1,492	2	5.3	5.2
Total	$3,545	$3,394	4.5	$1,671	$1,586	$6	5.4	5.0	$5,217	$4,980	$6	4.8	4.6

Life Sciences (1)
Diagnostic Solutions	$755	$782	(3.4)	$1,083	$1,064	$5	1.8	1.4	$1,838	$1,846	$5	(0.4)	(0.7)
Biosciences	593	577	2.8	865	935	6	(7.5)	(8.1)	1,458	1,512	6	(3.6)	(4.0)
Total	$1,348	$1,358	(0.8)	$1,948	$1,999	$11	(2.6)	(3.1)	$3,296	$3,358	$11	(1.8)	(2.2)

Other (3)	$—	$(6)	(100.0)	$—	$(62)	$—	(100.0)	(100.0)	$—	$(67)	$—	(100.0)	(100.0)

Total Revenues	$12,790	$11,663	9.7	$9,049	$8,515	$30	6.3	5.9	$21,840	$20,178	$30	8.2	8.1
"NM" denotes that the percentage change is not meaningful.
(1)Effective October 1, 2025, the Company reorganized its organizational units into five distinct, separately-managed segments, which are based on the nature of the Company's product and service offerings. Prior period amounts have been recast to reflect the reorganization.
(2)The BioPharma Systems segment is comprised of the Company's former Pharmaceutical Systems organizational unit.
(3)Represents the recognition of accruals relating to the Italian government medical device pay back legislation, as well as another legal matter, all of which substantially relate to years prior to fiscal year 2024. Such amounts were not allocated to our reportable segments.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
RECONCILIATION OF REPORTED REVENUE CHANGE TO ADJUSTED REVENUE CHANGE TO NEW BD ADJUSTED REVENUE CHANGE AND ADJUSTED REVENUE CHANGE TO ORGANIC REVENUE CHANGE TO NEW BD ORGANIC REVENUE CHANGE
Twelve Months Ended September 30,
(Unaudited, $ in millions)

				% Change
	2025	2024	FX Impact	Reported	FXN
Total Revenues	$21,840	$20,178	$30	8.2	8.1
Add: Reduction for government legislative and legal matters (1)	—	67	—	(100.0)	(100.0)
Adjusted Total Revenues	$21,840	$20,245	$30	7.9	7.7
Less: Life Sciences Segment Revenue	3,296	3,358	11	(1.8)	(2.2)
Total New BD Adjusted Revenue (2)	$18,544	$16,887	$19	9.8	9.7

Adjusted Total Revenues	$21,840	$20,245	$30	7.9	7.7
Less: Inorganic revenue adjustment (3)	977	—	1	NM	NM
Organic Revenue	$20,863	$20,245	$28	3.1	2.9
Less: Life Sciences Segment Revenue	3,296	3,358	11	(1.8)	(2.2)
Total New BD Organic Revenue (4)	$17,567	$16,887	$18	4.0	3.9

Connected Care Revenue	$4,556	$3,371	$7	35.2	34.9
Less: Inorganic revenue adjustment (3)	977	—	1	NM	NM
Connected Care Organic Revenue	$3,580	$3,371	$6	6.2	6.0

"NM" denotes that the percentage change is not meaningful.
(1)Represents the recognition of accruals relating to the Italian government medical device pay back legislation, as well as another legal matter, and which substantially relate to years prior to fiscal year 2024.
(2)Total New BD Adjusted Revenue is inclusive of Adjusted Total Revenues attributable to the Medical Essentials segment, Connected Care segment, BioPharma Systems segment, and Interventional segment.
(3)Inorganic revenue adjustment is defined as the amount of incremental revenue attributable to acquisitions and the revenue decline attributable to divestitures during the first 12 months post-acquisition/divestiture. Acquisitions include: Advanced Patient Monitoring in the Connected Care segment.
(4)Total New BD Organic Revenue is inclusive of Organic Revenue attributable to the Medical Essentials segment, Connected Care segment, BioPharma Systems segment, and Interventional segment.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUE BY BUSINESS SEGMENTS AND UNITS
Three Months Ended September 30,
(Unaudited, $ in millions)

	United States			International					Total
							% Change					% Change
	2025	2024	% Change	2025	2024	FX Impact	Reported	FXN	2025	2024	FX Impact	Reported	FXN
Medical Essentials (1)
Medication Delivery Solutions	$728	$689	5.7	$474	$458	$12	3.5	0.9	$1,202	$1,147	$12	4.8	3.8
Specimen Management	260	244	6.6	223	218	7	2.6	(0.5)	483	462	7	4.7	3.3
Total	$988	$933	5.9	$697	$676	$19	3.2	0.4	$1,686	$1,609	$19	4.8	3.6

Connected Care (1)
Medication Management Solutions	$780	$744	4.9	$194	$195	$6	(0.4)	(3.8)	$974	$939	$6	3.8	3.1
Advanced Patient Monitoring	169	47	NM	107	27	3	NM	NM	276	74	3	NM	NM
Total	$949	$791	20.0	$301	$222	$10	35.7	31.3	$1,250	$1,013	$10	23.4	22.5

BioPharma Systems (1)(2)	$228	$187	21.5	$475	$490	$16	(3.1)	(6.3)	$702	$677	$16	3.7	1.4

Interventional (1)
Peripheral Intervention	$275	$267	2.9	$256	$235	$7	8.7	5.8	$530	$502	$7	5.6	4.3
Urology and Critical Care	341	306	11.6	97	84	3	14.7	11.1	437	390	3	12.2	11.5
Surgery	290	279	4.0	110	89	3	22.6	18.9	400	368	3	8.5	7.6
Total	$905	$851	6.4	$462	$409	$13	13.0	9.8	$1,367	$1,260	$13	8.5	7.5

Life Sciences (1)
Diagnostic Solutions	$199	$204	(2.6)	$300	$277	$10	8.2	4.5	$498	$481	$10	3.6	1.5
Biosciences	153	151	1.5	234	247	8	(5.2)	(8.3)	387	397	8	(2.7)	(4.6)
Total	$351	$354	(0.8)	$534	$524	$18	1.9	(1.5)	$885	$878	$18	0.8	(1.2)

Total Revenues	$3,422	$3,117	9.8	$2,468	$2,320	$75	6.4	3.2	$5,890	$5,437	$75	8.3	7.0

"NM" denotes that the percentage change is not meaningful.
(1)Effective October 1, 2025, the Company reorganized its organizational units into five distinct, separately-managed segments, which are based on the nature of the Company's product and service offerings. Prior period amounts have been recast to reflect the reorganization.
(2)The BioPharma Systems segment is comprised of the Company's former Pharmaceutical Systems organizational unit.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
RECONCILIATION OF REPORTED REVENUE CHANGE TO NEW BD REVENUE CHANGE AND REPORTED REVENUE CHANGE TO ORGANIC REVENUE CHANGE TO NEW BD ORGANIC REVENUE CHANGE
Three Months Ended September 30,
(Unaudited, $ in millions)

				% Change
	2025	2024	FX Impact	Reported	FXN
Total Revenues	$5,890	$5,437	$75	8.3	7.0
Less: Life Sciences Segment Revenue	885	878	18	0.8	(1.2)
Total New BD Revenue (1)	$5,005	$4,559	$57	9.8	8.5

Total Revenues	$5,890	$5,437	$75	8.3	7.0
Less: Inorganic revenue adjustment (2)	170	—	3	NM	NM
Organic Revenue	$5,720	$5,437	$72	5.2	3.9
Less: Life Sciences Segment Revenue	885	878	18	0.8	(1.2)
Total New BD Organic Revenue (3)	$4,835	$4,559	$54	6.1	4.9

Connected Care Revenue	$1,250	$1,013	$10	23.4	22.5
Less: Inorganic revenue adjustment (2)	170	—	3	NM	NM
Connected Care Organic Revenue	$1,079	$1,013	$7	6.6	5.9

"NM" denotes that the percentage change is not meaningful.
(1)Total New BD Revenue is inclusive of Total Revenues attributable to the Medical Essentials segment, Connected Care segment, BioPharma Systems segment, and Interventional segment.
(2)Inorganic revenue adjustment is defined as the amount of incremental revenue attributable to acquisitions and the revenue decline attributable to divestitures during the first 12 months post-acquisition/divestiture. Acquisitions include: Advanced Patient Monitoring in the Connected Care segment.
(3)Total New BD Organic Revenue is inclusive of Organic Revenue attributable to the Medical Essentials segment, Connected Care segment, BioPharma Systems segment, and Interventional segment.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUE BY BUSINESS SEGMENTS AND UNITS
Three Months Ended June 30,
(Unaudited, $ in millions)

	United States			International					Total
							% Change					% Change
	2025	2024	% Change	2025	2024	FX Impact	Reported	FXN	2025	2024	FX Impact	Reported	FXN
Medical Essentials (1)
Medication Delivery Solutions	$680	$670	1.4	$452	$453	$1	(0.1)	(0.3)	$1,132	$1,123	$1	0.8	0.7
Specimen Management	240	239	0.8	230	228	1	0.7	0.3	470	467	1	0.7	0.6
Total	$920	$909	1.3	$682	$681	$1	0.1	(0.1)	$1,602	$1,590	$1	0.8	0.7

Connected Care (1)
Medication Management Solutions	$709	$680	4.3	$179	$160	$3	11.4	9.6	$888	$840	$3	5.7	5.3
Advanced Patient Monitoring	176	—	NM	102	—	2	NM	NM	278	—	2	NM	NM
Total	$885	$680	30.2	$281	$160	$5	75.1	72.1	$1,166	$840	$5	38.8	38.2

BioPharma Systems (1)(2)	$178	$158	13.2	$451	$437	$6	3.1	1.7	$629	$594	$6	5.8	4.8

Interventional (1)
Peripheral Intervention	$271	$263	2.9	$241	$225	$1	7.0	6.4	$512	$488	$1	4.8	4.5
Urology and Critical Care	334	297	12.4	88	78	2	12.7	10.8	422	375	2	12.5	12.1
Surgery	294	283	3.6	101	93	1	9.0	7.7	395	376	1	4.9	4.6
Total	$898	$844	6.5	$430	$396	$4	8.6	7.6	$1,328	$1,240	$4	7.2	6.8

Life Sciences (1)
Diagnostic Solutions	$154	$167	(7.4)	$271	$263	$3	3.1	1.8	$425	$429	$3	(1.0)	(1.8)
Biosciences	145	141	2.9	213	222	3	(4.1)	(5.6)	358	363	3	(1.3)	(2.3)
Total	$299	$307	(2.6)	$484	$485	$7	(0.2)	(1.6)	$784	$793	$7	(1.1)	(2.0)

Other (3)	$—	$(6)	(100.0)	$—	$(62)	$—	(100.0)	(100.0)	$—	$(67)	$—	(100.0)	(100.0)

Total Revenues	$3,181	$2,891	10.0	$2,328	$2,098	$23	11.0	9.8	$5,509	$4,990	$23	10.4	9.9
"NM" denotes that the percentage change is not meaningful.
(1)Effective October 1, 2025, the Company reorganized its organizational units into five distinct, separately-managed segments, which are based on the nature of the Company's product and service offerings. Prior period amounts have been recast to reflect the reorganization.
(2)The BioPharma Systems segment is comprised of the Company's former Pharmaceutical Systems organizational unit.
(3)Represents the recognition of accruals relating to the Italian government medical device pay back legislation, as well as another legal matter, all of which substantially relate to years prior to fiscal year 2024. Such amounts were not allocated to our reportable segments.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
RECONCILIATION OF REPORTED REVENUE CHANGE TO ADJUSTED REVENUE CHANGE TO NEW BD ADJUSTED REVENUE CHANGE AND ADJUSTED REVENUE CHANGE TO ORGANIC REVENUE CHANGE TO NEW BD ORGANIC REVENUE CHANGE
Three Months Ended June 30,
(Unaudited, $ in millions)

				% Change
	2025	2024	FX Impact	Reported	FXN
Total Revenues	$5,509	$4,990	$23	10.4	9.9
Add: Reduction for government legislative and legal matters (1)	—	67	—	(100.0)	(100.0)
Adjusted Total Revenues	$5,509	$5,057	$23	8.9	8.5
Less: Life Sciences Segment Revenue	784	793	7	(1.1)	(2.0)
Total New BD Adjusted Revenue (2)	$4,726	$4,264	$17	10.8	10.4

Adjusted Total Revenues	$5,509	$5,057	$23	8.9	8.5
Less: Inorganic revenue adjustment (3)	278	—	2	NM	NM
Organic Revenue	$5,231	$5,057	$21	3.4	3.0
Less: Life Sciences Segment Revenue	784	793	7	(1.1)	(2.0)
Total New BD Organic Revenue (4)	$4,448	$4,264	$15	4.3	4.0

Connected Care Revenue	$1,166	$840	$5	38.8	38.2
Less: Inorganic revenue adjustment (3)	278	—	2	NM	NM
Connected Care Organic Revenue	$888	$840	$3	5.7	5.3

"NM" denotes that the percentage change is not meaningful.
(1)Represents the recognition of accruals relating to the Italian government medical device pay back legislation, as well as another legal matter, all of which substantially relate to years prior to fiscal year 2024.
(2)Total New BD Adjusted Revenue is inclusive of Adjusted Total Revenues attributable to the Medical Essentials segment, Connected Care segment, BioPharma Systems segment, and Interventional segment.
(3)Inorganic revenue adjustment is defined as the amount of incremental revenue attributable to acquisitions and the revenue decline attributable to divestitures during the first 12 months post-acquisition/divestiture. Acquisitions include: Advanced Patient Monitoring in the Connected Care segment.
(4)Total New BD Organic Revenue is inclusive of Organic Revenue attributable to the Medical Essentials segment, Connected Care segment, BioPharma Systems segment, and Interventional segment.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUE BY BUSINESS SEGMENTS AND UNITS
Three Months Ended March 31,
(Unaudited, $ in millions)

	United States			International					Total
							% Change					% Change
	2025	2024	% Change	2025	2024	FX Impact	Reported	FXN	2025	2024	FX Impact	Reported	FXN
Medical Essentials (1)
Medication Delivery Solutions	$687	$662	3.7	$430	$445	$(20)	(3.3)	1.3	$1,117	$1,107	$(20)	0.9	2.8
Specimen Management	242	236	2.7	213	222	(9)	(4.1)	0.1	456	458	(9)	(0.6)	1.4
Total	$929	$898	3.5	$643	$667	$(30)	(3.5)	0.9	$1,573	$1,565	$(30)	0.5	2.4

Connected Care (1)
Medication Management Solutions	$662	$609	8.6	$149	$162	$(6)	(8.2)	(4.5)	$811	$772	$(6)	5.1	5.9
Advanced Patient Monitoring	155	—	NM	102	—	(4)	NM	NM	257	—	(4)	NM	NM
Total	$817	$609	34.1	$251	$162	$(10)	54.6	60.7	$1,068	$772	$(10)	38.4	39.7

BioPharma Systems (1)(2)	$149	$157	(5.1)	$426	$413	$(7)	3.2	5.0	$575	$570	$(7)	0.9	2.2

Interventional (1)
Peripheral Intervention	$269	$264	1.9	$212	$225	$(8)	(5.5)	(1.9)	$481	$489	$(8)	(1.5)	0.1
Urology and Critical Care	323	347	(6.8)	77	78	(3)	(1.3)	2.6	400	424	(3)	(5.8)	(5.1)
Surgery	289	287	0.5	94	92	(3)	2.5	6.1	383	379	(3)	1.0	1.9
Total	$880	$898	(1.9)	$384	$395	$(14)	(2.8)	0.8	$1,264	$1,292	$(14)	(2.2)	(1.1)

Life Sciences (1)
Diagnostic Solutions	$189	$201	(5.8)	$250	$267	$(9)	(6.3)	(2.8)	$440	$468	$(9)	(6.1)	(4.1)
Biosciences	142	142	0.2	209	235	(7)	(10.7)	(7.9)	352	377	(7)	(6.6)	(4.8)
Total	$332	$343	(3.3)	$460	$502	$(16)	(8.4)	(5.2)	$792	$845	$(16)	(6.3)	(4.4)

Total Revenues	$3,108	$2,906	7.0	$2,164	$2,139	$(78)	1.2	4.8	$5,272	$5,045	$(78)	4.5	6.0

"NM" denotes that the percentage change is not meaningful.
(1)Effective October 1, 2025, the Company reorganized its organizational units into five distinct, separately-managed segments, which are based on the nature of the Company's product and service offerings. Prior period amounts have been recast to reflect the reorganization.
(2)The BioPharma Systems segment is comprised of the Company's former Pharmaceutical Systems organizational unit.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
RECONCILIATION OF REPORTED REVENUE CHANGE TO NEW BD REVENUE CHANGE AND REPORTED REVENUE CHANGE TO ORGANIC REVENUE CHANGE TO NEW BD ORGANIC REVENUE CHANGE
Three Months Ended March 31,
(Unaudited, $ in millions)

				% Change
	2025	2024	FX Impact	Reported	FXN
Total Revenues	$5,272	$5,045	$(78)	4.5	6.0
Less: Life Sciences Segment Revenue	792	845	(16)	(6.3)	(4.4)
Total New BD Revenue (1)	$4,480	$4,200	$(61)	6.7	8.1

Total Revenues	$5,272	$5,045	$(78)	4.5	6.0
Less: Inorganic revenue adjustment (2)	257	—	(4)	NM	NM
Organic Revenue	$5,015	$5,045	$(74)	(0.6)	0.9
Less: Life Sciences Segment Revenue	792	845	(16)	(6.3)	(4.4)
Total New BD Organic Revenue (3)	$4,223	$4,200	$(57)	0.6	1.9

Connected Care Revenue	$1,068	$772	$(10)	38.4	39.7
Less: Inorganic revenue adjustment (2)	257	—	(4)	NM	NM
Connected Care Organic Revenue	$811	$772	$(6)	5.1	5.9

"NM" denotes that the percentage change is not meaningful.
(1)Total New BD Revenue is inclusive of Total Revenues attributable to the Medical Essentials segment, Connected Care segment, BioPharma Systems segment, and Interventional segment.
(2)Inorganic revenue adjustment is defined as the amount of incremental revenue attributable to acquisitions and the revenue decline attributable to divestitures during the first 12 months post-acquisition/divestiture. Acquisitions include: Advanced Patient Monitoring in the Connected Care segment.
(3)Total New BD Organic Revenue is inclusive of Organic Revenue attributable to the Medical Essentials segment, Connected Care segment, BioPharma Systems segment, and Interventional segment.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUE BY BUSINESS SEGMENTS AND UNITS
Three Months Ended December 31,
(Unaudited, $ in millions)

	United States			International					Total
							% Change					% Change
	2024	2023	% Change	2024	2023	FX Impact	Reported	FXN	2024	2023	FX Impact	Reported	FXN
Medical Essentials (1)
Medication Delivery Solutions	$694	$639	8.6	$430	$413	$1	4.3	4.1	$1,124	$1,052	$1	6.9	6.8
Specimen Management	238	234	2.0	223	213	—	4.8	4.7	462	447	—	3.3	3.3
Total	$932	$873	6.8	$654	$626	$1	4.4	4.3	$1,586	$1,498	$1	5.8	5.8

Connected Care (1)
Medication Management Solutions	$659	$594	11.0	$142	$153	$2	(6.9)	(8.2)	$801	$747	$2	7.3	7.1
Advanced Patient Monitoring	159	—	NM	113	—	1	NM	NM	271	—	1	NM	NM
Total	$818	$594	37.7	$255	$153	$3	67.0	65.3	$1,073	$747	$3	43.7	43.3

BioPharma Systems (1)(2)	$104	$127	(18.5)	$314	$304	$—	3.2	3.2	$418	$431	$—	(3.2)	(3.2)

Interventional (1)
Peripheral Intervention	$253	$234	7.8	$220	$220	$1	0.2	(0.4)	$473	$454	$1	4.1	3.8
Urology and Critical Care	306	287	6.6	83	78	1	6.8	5.4	389	365	1	6.6	6.3
Surgery	303	280	8.0	92	88	1	4.1	2.9	395	369	1	7.0	6.8
Total	$861	$802	7.4	$396	$386	$4	2.4	1.5	$1,257	$1,188	$4	5.8	5.5

Life Sciences (1)
Diagnostic Solutions	$212	$210	1.0	$262	$256	$1	2.2	1.9	$474	$467	$1	1.7	1.5
Biosciences	153	143	6.6	208	232	1	(10.1)	(10.7)	361	375	1	(3.7)	(4.1)
Total	$365	$354	3.3	$470	$488	$2	(3.6)	(4.1)	$836	$842	$2	(0.7)	(1.0)

Total Revenues	$3,080	$2,749	12.0	$2,089	$1,957	$9	6.7	6.3	$5,168	$4,706	$9	9.8	9.6

"NM" denotes that the percentage change is not meaningful.
(1)Effective October 1, 2025, the Company reorganized its organizational units into five distinct, separately-managed segments, which are based on the nature of the Company's product and service offerings. Prior period amounts have been recast to reflect the reorganization.
(2)The BioPharma Systems segment is comprised of the Company's former Pharmaceutical Systems organizational unit.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
RECONCILIATION OF REPORTED REVENUE CHANGE TO NEW BD REVENUE CHANGE AND REPORTED REVENUE CHANGE TO ORGANIC REVENUE CHANGE TO NEW BD ORGANIC REVENUE CHANGE
Three Months Ended December 31,
(Unaudited, $ in millions)

				% Change
	2024	2023	FX Impact	Reported	FXN
Total Revenues	$5,168	$4,706	$9	9.8	9.6
Less: Life Sciences Segment Revenue	836	842	2	(0.7)	(1.0)
Total New BD Revenue (1)	$4,333	$3,864	$7	12.1	11.9

Total Revenues	$5,168	$4,706	$9	9.8	9.6
Less: Inorganic revenue adjustment (2)	271	—	1	NM	NM
Organic Revenue	$4,897	$4,706	$8	4.1	3.9
Less: Life Sciences Segment Revenue	836	842	2	(0.7)	(1.0)
Total New BD Organic Revenue (3)	$4,062	$3,864	$6	5.1	4.9

Connected Care Revenue	$1,073	$747	$3	43.7	43.3
Less: Inorganic revenue adjustment (2)	271	—	1	NM	NM
Connected Care Organic Revenue	$801	$747	$2	7.3	7.1

"NM" denotes that the percentage change is not meaningful.
(1)Total New BD Revenue is inclusive of Total Revenues attributable to the Medical Essentials segment, Connected Care segment, BioPharma Systems segment, and Interventional segment.
(2)Inorganic revenue adjustment is defined as the amount of incremental revenue attributable to acquisitions and the revenue decline attributable to divestitures during the first 12 months post-acquisition/divestiture. Acquisitions include: Advanced Patient Monitoring in the Connected Care segment.
(3)Total New BD Organic Revenue is inclusive of Organic Revenue attributable to the Medical Essentials segment, Connected Care segment, BioPharma Systems segment, and Interventional segment.